Exhibit 21.1
Dell Technologies Inc. Subsidiary List

Company Name	Country
3401 Hillview LLC	United States
900 West Park Drive LLC	United States
A.W.S. Holding, LLC	United States
AirWatch LLC	United States
AirWatch UK, Limited	United Kingdom
Arkinnet Software India Private Limited	India
Arkinnet Software Private Limited	India
ASAP Software Express Inc	United States
Boomi LE UK Limited	United Kingdom
Boomi, Inc.	United States
Bracknell Boulevard (Block C) LLC	United States
Bracknell Boulevard (Block D) LLC	United States
Bracknell Boulevard Management Company Limited	United Kingdom
Branch of Dell (Free Zone Company L.L.C)	Saudi Arabia
Conchango (Holdings) Limited	United Kingdom
Conchango Limited	United Kingdom
Credant Technologies GmbH i.L.	Germany
Credant Technologies International, Inc.	United States
Credant Technologies, Inc.	United States
Data Domain Data Storage India Private Limited	India
Data Domain International III LLC	United States
Data Domain LLC	United States
Data General International Inc.	United States
DCC Executive Security Inc.	United States
Decho Technology India Private Limited	India
Dell (Chengdu) Company Limited	China
Dell (China) Company Limited	China
Dell (China) Company Limited - Beijing Branch	China
Dell (China) Company Limited - Beijing Information Technology Branch Office	China
Dell (China) Company Limited - Beijing Liaison Office	China
Dell (China) Company Limited - Chengdu Liaison Office	China
Dell (China) Company Limited - Dalian Branch	China
Dell (China) Company Limited - Guangzhou Branch	China
Dell (China) Company Limited - Guangzhou Liaison Office	China
Dell (China) Company Limited - Hang Zhou Liaison Office	China
Dell (China) Company Limited - Nanjing Liaison Office	China
Dell (China) Company Limited - Shanghai Branch	China
Dell (China) Company Limited - Shen Zhen Liaison Office	China
Dell (China) Company Limited - Shenzhen Branch	China
Dell (China) Company Limited - Xiamen Branch	China
Dell (PS) Limited	Ireland
Dell (Switzerland) GmbH	Switzerland
Dell (Xiamen) Company Limited	China
Dell (Xiamen) Company Limited - Dalian Branch	China
Dell A/S	Denmark

Dell AB	Sweden
Dell America Latina Corp. - Argentina Branch	Argentina
Dell America Latina Corp.	United States
Dell AS	Norway
Dell Asia B.V.	Netherlands
Dell Asia Holdings Pte. Ltd.	Singapore
Dell Asia Pacific Sdn. - Philippines Representative Office	Philippines
Dell Asia Pacific Sdn. Bhd.	Malaysia
Dell Asset Revolving Trust-B	United States
Dell Asset Syndication L.L.C.	United States
Dell Australia Holding Pty Ltd	Australia
Dell Australia Pty Limited	Australia
Dell B.V.	Netherlands
Dell B.V. - Taiwan Branch	Taiwan
Dell Bank International Designated Activity Company	Ireland
Dell Bank International Designated Activity Company, Sucursal en España	Spain
Dell Canada Inc.	Canada
Dell Colombia Inc	United States
Dell Colombia Inc - Colombia Branch	Colombia
Dell Computadores do Brasil Ltda.	Brazil
Dell Computer (Pty) Limited	South Africa
DELL Computer, spol. s r.o.	Czech Republic
Dell Computer De Chile Ltda.	Chile
Dell Computer EEIG	United Kingdom
Dell Computer Holdings L.P.	United States
Dell Computer SA	Spain
Dell Computer Services de Mexico S.A. de C.V.	Mexico
Dell Conduit Funding-B L.L.C.	United States
Dell Conduit Funding-C L.L.C.	United States
Dell Corporation (Thailand) Co., Ltd.	Thailand
Dell Corporation Limited	United Kingdom
Dell Costa Rica SA	Costa Rica
Dell Depositor L.L.C.	United States
Dell DFS Corporation	United States
Dell DFS Holdings Kft	Hungary
Dell DFS Holdings LLC	United States
Dell Direct	Ireland
Dell El Salvador, Limitada	El Salvador
Dell Emerging Markets (EMEA) Limited	United Kingdom
Dell Emerging Markets (EMEA) Limited	Jordan
Dell Emerging Markets (EMEA) Limited	Tunisia
Dell Emerging Markets (EMEA) Limited - Egypt Representative Office	Egypt
Dell Emerging Markets (EMEA) Limited - Representative Office	Lebanon
Dell Emerging Markets (EMEA) Limited - Kazakhstan Representative Office	Kazakhstan
Dell Emerging Markets (EMEA) Limited - Kenya Branch	Kenya
Dell Emerging Markets (EMEA) Limited - Uganda Representative Office	Uganda
Dell Emerging Markets (EMEA) Limited External Company - Ghana	Ghana
Dell Emerging Markets (EMEA) Limited Trade Representative Office - Bulgaria	Bulgaria
DELL EMERGING MARKETS (EMEA) LIMITED za usluge, Podružnica Zagreb	Croatia
Dell Equipment Finance Trust 2014-1	United States

Dell Equipment Finance Trust 2015-1	United States
Dell Equipment Finance Trust 2015-2	United States
Dell Equipment Finance Trust 2016-1	United States
Dell Equipment Finance Trust 2017-1	United States
Dell Equipment Finance Trust 2017-2	United States
Dell Equipment Funding LP	United States
Dell Equipment GP LLC	United States
Dell Federal Systems Corporation	United States
Dell Federal Systems GP L.L.C.	United States
Dell Federal Systems L.P.	United States
Dell Federal Systems LP L.L.C.	United States
Dell Financial Services Canada Limited	Canada
Dell Financial Services L.L.C.	United States
Dell Financial Services Pty Ltd	Australia
Dell Financial Services Pty Ltd	New Zealand
Dell Funding L.L.C.	United States
Dell FZ-LLC	United Arab Emirates
Dell FZ-LLC - Abu Dhabi Branch	United Arab Emirates
Dell FZ-LLC - Bahrain Branch	Bahrain
Dell FZ-LLC - Dubai Branch	United Arab Emirates
Dell FZ-LLC - Qatar Branch	Qatar
Dell Gesellschaft m.b.H	Austria
Dell Global B.V.	Netherlands
Dell Global B.V. - Bangladesh Liaison Office	Bangladesh
Dell Global B.V. - Pakistan Liaison Office	Pakistan
Dell Global B.V. - Philippines Representative Office	Philippines
Dell Global B.V. - Sri Lanka Liaison / Representative Office	Sri Lanka
Dell Global B.V. - Singapore Branch	Singapore
Dell Global Business Center Sdn. Bhd.	Malaysia
Dell Global Holdings II B.V.	Netherlands
Dell Global Holdings III B.V.	Netherlands
Dell Global Holdings L.L.C.	United States
Dell Global Holdings VII LLC	United States
Dell Global Holdings X L.L.C.	United States
Dell Global Holdings XI L.L.C.	United States
Dell Global Holdings XII L.L.C.	United States
Dell Global Holdings XIII L.L.C.	United States
Dell Global Holdings XIV L.L.C.	United States
Dell Global Holdings XV L.L.C.	United States
Dell Global International B.V.	Netherlands
Dell GmbH	Germany
Dell GmbH - Munich Branch	Germany
Dell Guatemala, Ltda.	Guatemala
Dell Halle GmbH	Germany
Dell Hong Kong Limited	Hong Kong
Dell Hungary Technology Solutions Trade LLC	Hungary
Dell III - Comercio de Computadores, Unipessoal Lda	Portugal
Dell Inc.	United States
Dell Information Technology (Kunshan) Company Limited	China
Dell International Holdings IX B.V.	Netherlands

Dell International Holdings Kft	Hungary
Dell International Holdings Limited	United Kingdom
Dell International Holdings SAS	France
Dell International Holdings VIII B.V.	Netherlands
Dell International Holdings X B.V.	Netherlands
Dell International Inc. - Korea	Korea, Republic of
Dell International L.L.C.	United States
Dell International Services India Private Limited	India
Dell International Services Philippines, Inc.	Philippines
Dell Japan Inc	Japan
Dell Latinoamerica, S. de R.L.	Panama
Dell Leasing Mexico S. de RL de C.V.	Mexico
Dell Leasing Mexico Services S. de. R.L. de C.V.	Mexico
Dell LLC	Russian Federation
Dell Marketing Corporation	United States
Dell Marketing GP L.L.C.	United States
Dell Marketing L.P.	United States
Dell Marketing LP L.L.C.	United States
Dell Mexico S.A. de C.V.	Mexico
Dell Morocco SAS	Morocco
Dell New Zealand Limited	New Zealand
Dell NV	Belgium
Dell Panama S de RL	Panama
Dell Peru S.A.C.	Peru
Dell Procurement (Xiamen) Company Limited	China
Dell Procurement (Xiamen) Company Limited - Shanghai Branch	China
Dell Procurement (Xiamen) Company Limited - Shenzhen Branch	China
Dell Procurement (Xiamen) Company Limited - Shenzhen Liaison Office	China
Dell Product and Process Innovation Services Corp.	United States
Dell Products	Ireland
Dell Products (Poland) Sp.z.o.o.	Poland
Dell Products Corporation	United States
Dell Products GP LLC	United States
Dell Products L.P.	United States
Dell Products LP L.L.C.	United States
Dell Protective Services Inc.	United States
Dell Puerto Rico Corp.	Puerto Rico
Dell Receivables Corporation	United States
Dell Receivables GP LLC	United States
Dell Receivables L.P.	United States
Dell Receivables LP LLC	United States
Dell Revolver Company L.P.	United States
Dell Revolver Funding L.L.C.	United States
Dell Revolver GP L.L.C.	United States
Dell Revolving Transferor L.L.C.	United States
Dell S.à r.l	Luxembourg
Dell S.p.A.	Italy
Dell s.r.o.	Slovakia
Dell SA	France
Dell SA	Switzerland

Dell Sales Malaysia Sdn. Bhd.	Malaysia
Dell SAS	Morocco
Dell Services (China) Company Limited	China
Dell Services (China) Company Limited - Beijing Consulting Branch	China
Dell Services (China) Company Limited - Shanghai Branch	China
Dell Services GmbH (In Liquidation)	Germany
Dell Singapore Pte. Ltd.	Singapore
Dell Sp.z o.o.	Poland
Dell Systems (UK) Limited	United Kingdom
Dell Systems Applications Solutions, Inc.	United States
Dell Systems TSI (Hungary) Likviditásmenedzsment Korlátolt Felelısségő Társaság	Hungary
Dell Taiwan B.V.	Netherlands
Dell Taiwan B.V., Taiwan Branch	Taiwan
Dell Technologies Inc.	United States
Dell Technology & Solutions Israel Ltd	Israel
Dell Technology & Solutions LLC	Qatar
Dell Technology & Solutions Nigeria Limited	Nigeria
Dell Technology Products And Services SA	Greece
Dell Technology S.R.L.	Romania
Dell Technology Services, Inc, Sociedad De Responsabilidad Limitada	Costa Rica
Dell Teknoloji Limited Sirketi	Turkey
Dell Teknoloji Limited Sirketi - Ankara Branch	Turkey
Dell Teknoloji Limited Sirketi Besiktas Subesi	Turkey
Dell Trading (Kunshan) Company Limited	China
Dell USA Corporation	United States
Dell USA GP L.L.C.	United States
Dell USA L.P.	United States
Dell USA LP LLC	United States
Dell Vendor Finance Facility 2017 L.L.C.	United States
Dell World Trade Corporation	United States
Dell World Trade GP L.L.C.	United States
Dell World Trade L.P.	United States
Dell World Trade LP L.L.C.	United States
Denali Finance Corp.	United States
Denali Intermediate Inc.	United States
DFS B.V.	Netherlands
DIH VII C.V.	Netherlands
DIH VIII C.V.	Netherlands
DIH X C.V.	Netherlands
DIH XI C.V.	Netherlands
ECM Software Group Limited	Cyprus
EMC (Benelux) B.V.	Netherlands
EMC (Benelux) B.V. - Sri Lanka Liaison Office	Sri Lanka
EMC (Benelux) B.V. - Branch in Ireland	Ireland
EMC Australia Pty Limited	Australia
EMC Brasil Serviços De Ti LTDA.	Brazil
EMC Chile S.A.	Chile
EMC Computer Storage Systems (Sales & Services) Ltd.	Israel
EMC Computer Systems	Qatar
EMC Computer Systems (Benelux) B.V.	Netherlands

EMC Computer Systems (China) Co., Ltd.	China
EMC Computer Systems (China) Co., Ltd. - Changsha Branch Office	China
EMC Computer Systems (China) Co., Ltd. - Chengdu Branch Office	China
EMC Computer Systems (China) Co., Ltd. - Chongqing Branch Office	China
EMC Computer Systems (China) Co., Ltd. - Fuzhou Branch Office	China
EMC Computer Systems (China) Co., Ltd. - Guangzhou Branch Office	China
EMC Computer Systems (China) Co., Ltd. - Hangzhou Branch Office	China
EMC Computer Systems (China) Co., Ltd. - Hefei Branch Office	China
EMC Computer Systems (China) Co., Ltd. - Jinan Branch Office	China
EMC Computer Systems (China) Co., Ltd. - Kunming Branch Office	China
EMC Computer Systems (China) Co., Ltd. - Nanjing Branch Office	China
EMC Computer Systems (China) Co., Ltd. - Nanning Branch Office	China
EMC Computer Systems (China) Co., Ltd. - Qingdao Branch Office	China
EMC Computer Systems (China) Co., Ltd. - Shanghai Branch Office	China
EMC Computer Systems (China) Co., Ltd. - Shenyang Branch Office	China
EMC Computer Systems (China) Co., Ltd. - Shenzhen Branch Office	China
EMC Computer Systems (China) Co., Ltd. - Shenzhen Futian Branch Office	China
EMC Computer Systems (China) Co., Ltd. - Urumqi Branch Office	China
EMC Computer Systems (China) Co., Ltd. - Wuhan Branch Office	China
EMC Computer Systems (China) Co., Ltd. - Xian Branch Office	China
EMC Computer Systems (China) Co., Ltd. - Zhengzhou Branch Office	China
EMC Computer Systems (FE) Limited	Hong Kong
EMC Computer Systems (FE) Limited - Macau Representative Office	Macao
EMC Computer Systems (FE) Limited - Taiwan Branch	Taiwan
EMC Computer Systems (Malaysia) Sdn. Bhd.	Malaysia
EMC Computer Systems (S A) (Pty) Ltd	South Africa
EMC Computer Systems (South Asia) Pte. Ltd.	Singapore
EMC Computer Systems (South Asia) Pte. Ltd. - Bangladesh Liaison Office	Bangladesh
EMC Computer Systems (South Asia) Pte. Ltd. - Myanmar Branch	Myanmar
EMC Computer Systems (U.K.) Limited	United Kingdom
EMC Computer Systems AG	Switzerland
EMC Computer Systems Argentina S.A.	Argentina
EMC Computer Systems Austria GmbH	Austria
EMC Computer Systems Austria GmbH - Abu Dhabi	United Arab Emirates
EMC Computer Systems Austria GmbH - Branch Zagreb - for services	Croatia
EMC Computer Systems Austria GmbH - Representative Office Skopje	Macedonia, the former Yugoslav Republic of
EMC Computer Systems Austria GmbH - Ghana External Company	Ghana
EMC Computer Systems Austria GmbH - Rep Office in Bahrain	Bahrain
EMC Computer Systems Austria GmbH - Rep Office in Jordan	Jordan
EMC Computer Systems Austria GmbH - Rep Office in Romania	Romania
EMC Computer Systems Austria GmbH - Rep. Office in the Republic of Bulgaria	Bulgaria
EMC Computer Systems Austria GmbH - Saudi Arabia branch	Saudi Arabia
EMC Computer Systems Austria GmbH - Branch in Kenya	Kenya
EMC Computer Systems Austria GmbH - Rep Office in Egypt	Egypt
EMC Computer Systems Austria GmbH atstovybė - Representative Office in Lithuania	Lithuania
EMC Computer Systems Austria GmbH Eesti filiaal	Estonia
EMC Computer Systems Austria GmbH, organizacna zlozka	Slovakia
EMC Computer Systems Austria GmbH, podruznica Ljubljana	Slovenia
EMC Computer Systems Bilgisayar Sistemleri Ticaret A.S.	Turkey

EMC Computer Systems Brasil Ltda.	Brazil
EMC Computer Systems Brasil Ltda. – Barueri Branch (Alameda Rio Negro 161)	Brazil
EMC Computer Systems Brasil Ltda. – Barueri Branch (Tamboré 1180)	Brazil
EMC Computer Systems Brasil Ltda. – Brasilia Branch	Brazil
EMC Computer Systems Brasil Ltda. – Eldorado Branch	Brazil
EMC Computer Systems Brasil Ltda. – Rio de Janeiro Branch (Américas 3443)	Brazil
EMC Computer Systems Brasil Ltda. – Rio de Janeiro Branch (Rua Paulo Enídio Barbosa )	Brazil
EMC Computer Systems Brasil Ltda. – Sao Paulo Branch (Embaixador Macedo Soares 10735)	Brazil
EMC Computer Systems Brasil Ltda. – São Paulo Branch (Rua Verbo Divino 1488)	Brazil
EMC Computer Systems Danmark A/S	Denmark
EMC Computer Systems France S.A.S.	France
EMC Computer Systems Italia S.p.A.	Italy
EMC Computer Systems Mexico, S.A. de CV	Mexico
EMC Computer Systems Philippines, Inc.	Philippines
EMC Computer Systems Poland Sp. z o.o.	Poland
EMC Computer Systems Spain, S.A. - Sucursal Portugal	Portugal
EMC Computer Systems Spain, S.A.U.	Spain
EMC Computer Systems Venezuela, S.A.	Venezuela, Bolivarian Republic of
EMC Computer-Systems AS	Norway
EMC Computer-Systems OY	Finland
EMC Consulting (UK) Limited	United Kingdom
EMC Corporation	United States
EMC Corporation of Canada	Canada
EMC Czech Republic s.r.o.	Czech Republic
EMC del Peru, S.A.	Peru
EMC Deutschland GmbH	Germany
EMC Egypt Service Center Limited	Egypt
EMC Equity Assets LLC	United States
EMC Europe Limited	United Kingdom
EMC Global Holdings Company	United States
EMC Global Holdings Company	Australia
EMC Group 1 Limited	Bermuda
EMC Group 2	Bermuda
EMC Group 3	Bermuda
EMC Group 4	Bermuda
EMC Group 5 Limited	Bermuda
EMC Hungary Trading and Servicing Ltd.	Hungary
EMC Information System Egypt Limited LTD	Egypt
EMC Information Systems (Thailand) Limited	Thailand
EMC Information Systems CIS	Russian Federation
EMC Information Systems Colombia Ltda.	Colombia
EMC Information Systems International	Ireland
EMC Information Systems Kazakhstan LLP	Kazakhstan
EMC Information Systems Malta Limited	Malta
EMC Information Systems Management Limited	Ireland
EMC Information Systems Management Limited	France
EMC Information Systems Management Limited	Hong Kong
EMC Information Systems Management Limited - Singapore Branch	Singapore
EMC Information Systems Management Limited - German Branch	Germany

EMC Information Systems Morocco Limited	Morocco
EMC Information Systems N.V.	Belgium
EMC Information Systems Nigeria Limited	Nigeria
EMC Information Systems Pakistan (Private) Limited	Pakistan
EMC Information Systems Sweden AB	Sweden
EMC Information Technology Research & Development (Beijing) Co., Ltd.	China
EMC Information Technology Research & Development (Chengdu) Co., Ltd.	China
EMC Information Technology Research & Development (Shanghai) Co., Ltd.	China
EMC International Company	Ireland
EMC International U.S. Holdings, Inc.	United States
EMC Investment Corporation	United States
EMC IP Holding Company LLC	United States
EMC Ireland Holdings	Ireland
EMC Israel Advanced Information Technologies Ltd.	Israel
EMC Israel Development Center Ltd.	Israel
EMC IT Solutions India Private Limited	India
EMC Japan K.K.	Japan
EMC Luxembourg PSF S.à.r.l.	Luxembourg
EMC Mexico Servicios, S.A. de C.V.	Mexico
EMC Middle East	United Arab Emirates
EMC New Zealand Corporation Limited	New Zealand
EMC Puerto Rico, Inc.	United States
EMC Research and Development Centre	Russian Federation
EMC Software and Services India Private Limited	India
EMC South Street Investments LLC	United States
EMC St. Petersburg Development Centre	Russian Federation
EMC Technology India Private Limited	India
Evolutionary Corporation	United States
Flanders Road Holdings LLC	United States
Force10 Networks Global, Inc.	United States
Force10 Networks International, Inc.	United States
Force10 Networks Singapore Pte. Ltd.	Singapore
Force10 Networks Singapore Pte. Ltd., Hong Kong Branch	Hong Kong
Force10 Networks, Inc.	United States
GoPivotal (UK) Limited	United Kingdom
GoPivotal Israel Ltd.	Israel
GoPivotal Italia S.r.l.	Italy
GoPivotal Netherlands B.V.	Netherlands
GoPivotal Singapore Pte. Limited	Singapore
GoPivotal Software India Private Limited	India
GPVTL Canada Inc.	Canada
Hankook EMC Computer Systems Chusik Hoesa	Korea, Republic of
Hankook EMC Computer Systems Chusik Hoesa - Hong Kong Branch	Hong Kong
Immidio B.V.	Netherlands
Information Systems EMC Greece S.A.	Greece
Iomega Holdings Corporation	United States
Iomega LLC	United States
Isilon Systems International LLC	United States
Isilon Systems LLC	United States
iWave Software LLC	United States

Liaison Office (Bureau d'Etudes) of EMC Computer Systems Austria GmbH	Morocco
License Technologies Group, Inc.	United States
Likewise Software LLC	United States
LLC EMC Information Systems Ukraine	Ukraine
LLC Dell Ukraine	Ukraine
Maginatics LLC	United States
More I.T. Resources Ltd.	Israel
NBT Investment Partners LLC	United States
NetWitness International LLC	United States
Newfound Investment Partners LLC	United States
Nicira, Inc.	United States
NTT Data Services (PS) (Mauritius) Pvt. Ltd	Mauritius
NTT DATA Services (PS) (Netherlands) B.V.	Netherlands
NTT DATA Services (PS) Investments B.V.	Netherlands
OptiGrowth Capital S.a.r.l	Luxembourg
Oy Dell AB	Finland
Perot Systems India Foundation	India
Pivotal Brasil Consultoria em Technologia da Informacao Ltda.	Brazil
Pivotal Group 1 Limited	Bermuda
Pivotal Group 2 Limited	Bermuda
Pivotal Japan K.K.	Japan
Pivotal Labs Sydney Pty Ltd	Australia
Pivotal Software Australia Pty Limited	Australia
Pivotal Software Deutschland GmbH	Germany
Pivotal Software France S.A.S.	France
Pivotal Software International	Ireland
Pivotal Software International Holdings	Ireland
Pivotal Software Korea Ltd.	Korea, Republic of
Pivotal Software, Inc.	United States
Pivotal Technology (Beijing) Co., Ltd.	China
Pivotal Technology (Beijing) Co., Ltd. - Shanghai Branch	China
PT Dell Indonesia	Indonesia
PT EMC Information Systems	Indonesia
QTZ L.L.C.	United States
Representative Office of Dell Global B.V. in Hanoi	Vietnam
Representative Office of Dell Global B.V. in Ho Chi Minh City	Vietnam
Representative Office of EMC Computer Systems (South Asia) Pte. Ltd. in Hanoi	Vietnam
Representative Office of EMC Computer Systems (South Asia) Pte. Ltd. in Ho Chi Minh City	Vietnam
RSA Federal LLC	United States
RSA Security LLC	United States
ScaleIO LLC	United States
ScaleIO, Ltd.	Israel
SecureWorks Australia Pty. Ltd.	Australia
SecureWorks Corp.	United States
SecureWorks Europe Limited	United Kingdom
SecureWorks Europe S.R.L.	Romania
SecureWorks India Private Limited	India
SecureWorks Japan K.K.	Japan

SecureWorks SAS	France
SecureWorks, Inc.	United States
Security Dynamics Foreign Sales Corp	Virgin Islands, U.S.
Sichuan An Cheng Security Technology Company	China
Taiwan VMware Information Technology LLC	Taiwan
The Representative Office of EMC Computer Systems Austria GmbH in Serbia and Montenegro	Serbia and Montenegro
VCE Company, LLC	United States
VCE IP Holding Company LLC	United States
VCE Solutions B.V.	Netherlands
VCE Solutions Limited	United Kingdom
VCE Solutions Pte. Ltd.	Singapore
VCE Solutions S.A.S.	France
VCE Technologies Pty Ltd	Australia
VCE Technology Solutions GmbH	Germany
VCE Technology Solutions K.K.	Japan
VCE Technology Solutions Limited	Ireland
VCE Technology Solutions Limited - Dubai Branch Office	United Arab Emirates
VeloCloud Networks Private Limited	India
Velocloud Networks, LLC	United States
Virtustream Bulgaria EOOD	Bulgaria
Virtustream Canada Holdings, Inc.	Canada
Virtustream Cloud Services Australia Pty Limited	Australia
Virtustream Cloud Services Ireland Unlimited Company	Ireland
Virtustream Cloud Services Italia S.r.l.	Italy
Virtustream Cloud Services Japan KK	Japan
Virtustream Germany GmbH	Germany
Virtustream Group Holdings, Inc.	United States
Virtustream IP Holding Company LLC	United States
Virtustream Ireland Limited	Ireland
Virtustream Limited	Jersey
Virtustream LT UAB	Lithuania
Virtustream Security Solutions LLC	United States
Virtustream Security Solutions Private Limited	India
Virtustream Switzerland Sàrl	Switzerland
Virtustream UK Limited	United Kingdom
Virtustream, Inc.	United States
VMW Holdco LLC	United States
VMware (Thailand) Co., Ltd.	Thailand
VMware Australia Pty Ltd	Australia
VMware Belgium	Belgium
VMware Bermuda Limited	Ireland
VMware Bulgaria EOOD	Bulgaria
VMware Canada Inc.	Canada
VMware Costa Rica Ltda.	Costa Rica
VMware Denmark ApS	Denmark
VMware Eastern Europe	Armenia
VMware France SAS	France
VMware Global, Inc.	United States
VMware Hong Kong Limited	Hong Kong

VMware Information Technology (China) Co. Ltd.	China
VMware International Limited	Ireland
VMware International Marketing Limited	Ireland
VMware Israel Ltd.	Israel
VMware Italy S.r.l.	Italy
VMware Korea Co., Ltd.	Korea, Republic of
VMware Malaysia SDN. BHD.	Malaysia
VMware Marketing Austria GmbH	Austria
VMware Middle East FZ-LLC	United Arab Emirates
VMware Netherlands B.V.	Netherlands
VMware NZ Company	New Zealand
VMware Saudi Limited	Saudi Arabia
VMware Singapore Pte. Ltd.	Singapore
VMware Software e Serviços Brasil Ltda.	Brazil
VMware Software India Private Limited	India
VMware Spain, S.L.	Spain
VMware Sweden AB	Sweden
VMware Switzerland GmbH	Switzerland
VMware Turkey Software Solutions and Services Company Limited	Turkey
VMware UK Limited	United Kingdom
VMware, Inc.	United States
VMware, K.K.	Japan
Wanova Technologies Ltd	Israel
Wavefront, LLC	United States
Wyse International L.L.C.	United States
Wyse Technology China (HK) Limited	Hong Kong
Wyse Technology GmbH	Germany
Wyse Technology International B.V.	Netherlands
Wyse Technology L.L.C.	United States